UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2014

Maxwell Resources, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-173972	33-1219696
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

5646 Milton St., 130
Dallas, TX	75206
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 706-5576

848 N. Rainbow Blvd. #2741, Las Vegas, NV 89107
 (Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, Philip Dias resigned as the Chief Executive Officer and President of Maxwell Resources, Inc. (the “Company”).

On May 12, 2014, Donal R. Schmidt, the Company’s sole director, was appointed Interim Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2014

MAXWELL RESOURCES, INC.
/s/ Donal R. Schmidt
By: Donal R. Schmidt Title: Interim Chief Executive Officer